EXHIBIT 32.1

                                  CERTIFICATION

                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the amendment to the annual report on Form 10-KSB of Simtrol, Inc. (the "Company") for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), the undersigned hereby certify that (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      This Certification is signed on April 29, 2005.


                                           /s/ Richard W. Egan
                                           -------------------------------------
                                           Richard W. Egan
                                           President and Chief Executive Officer

                                           /s/ Stephen N. Samp
                                           -------------------------------------
                                           Stephen N. Samp
                                           Chief Financial Officer